Exhibit 99.1

Fidelity National Financial, Inc. Reports Third Quarter 2013 EPS of $0.43 , Adjusted EPS of $0.50 and Adjusted Pre-Tax Title Margin of 14.2%

Jacksonville, Fla. - (October 23, 2013) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, mortgage services and diversified services, today reported operating results for the three-month and nine-month periods ended September 30, 2013.

•	Adjusted pre-tax title margin of 14.2% for the third quarter versus 14.4% in the third quarter of 2012

•
Consolidated results include a $10 million after-tax charge related to the write-off of a deferred tax asset and one-time debt extinguishment costs at Ceridian and $5 million of after-tax expenses related to the announced signing of a definitive agreement to acquire Lender Processing Services, Inc. (NYSE:LPS); a combined $0.07 negative impact to fully diluted EPS for the third quarter; adjusted EPS of $0.50 for the third quarter of 2013

•
Open title orders of 474,000 for the third quarter, a decrease of 233,000, or 33%, compared with the third quarter of 2012, reflecting a significant decline in refinance orders partially mitigated with growth in purchase orders; open orders per day of 7,400 for the third quarter versus 11,200 open orders per day for the third quarter of 2012; 56% of third quarter open title orders were purchase related versus 33% in the third quarter of 2012

•
Closed title orders of 410,000 for the third quarter, a decrease of 70,000, or 15%, compared with the third quarter of 2012; closed orders per day of 6,400 for the third quarter versus 7,600 closed orders per day for the third quarter of 2012; 50% of third quarter closed title orders were purchase related versus 37% in the third quarter of 2012

•	Third quarter purchase orders opened and closed increased by 10% and 15%, respectively, versus the third quarter of 2012

•	Third quarter commercial title revenue of $120 million, a 25% increase over the third quarter of 2012, driven by a 22% improvement in the commercial fee per file and a 3% increase in closed orders

•
Overall third quarter average fee per file of $1,807, a 23% increase over the third quarter of 2012 and a 16% sequential increase from the second quarter of 2013; residential and local commercial fee per file (excluding national commercial business) of $1,562 versus $1,300 for the third quarter of 2012, a 20% increase over the prior year period

•	Restaurant group total revenue of $338 million generating adjusted EBITDA of $14 million, and an adjusted EBITDA margin of 4.2%

•	Remy total revenue of $266 million producing adjusted EBITDA of $34 million and an adjusted EBITDA margin of 12.7%

Consolidated ($ in millions except per share amounts)

	Three Months Ended	Three Months Ended
	September 30, 2013	September 30, 2012
Total revenue	$2,174	$2,033
Net earnings attributable to common shareholders	$98*	$234**
Net earnings per diluted share attributable to common shareholders	$0.43*	$1.04**
Cash flow provided by operations	$130	$184

	Nine Months Ended	Nine Months Ended
	September 30, 2013	September 30, 2012
Total revenue	$6,494	$4,940
Net earnings attributable to common shareholders	$326	$455
Net earnings per diluted share attributable to common shareholders	$1.42	$2.02
Cash flow provided by operations	$344	$377

*Third quarter 2013 results include a $10 million pre-tax charge related to the write-off of a deferred tax asset and one-time debt extinguishment costs at Ceridian and $5 million of after-tax expenses related to the previously announced signing of a definitive agreement to acquire LPS; a combined $0.07 negative impact to fully diluted EPS for the third quarter; adjusted EPS of $0.50 for the third quarter of 2013

**Includes $89 million, or $0.39 per diluted share, in net gains from the consolidations of O’Charley’s and
Remy

The following are summary financial and operational results for the operating segments of FNF for the three-month and nine-month periods ended September 30, 2013 and 2012:

Fidelity National Title Group (“FNT”) ($ in millions)

	Three Months Ended	Three Months Ended
	September 30, 2013	September 30, 2012
Total revenue	$1,539	$1,452
Pre-tax earnings	$221	$209
Realized gains	$3	$—
Adjusted pre-tax earnings	$218	$209
Adjusted pre-tax margin	14.2%	14.4%

	Nine Months Ended	Nine Months Ended
	September 30, 2013	September 30, 2012
Total revenue	$4,529	$4,009
Pre-tax earnings	$662	$526
Realized gains	$10	$5
Claims recoupment impairment	$—	$11
Adjusted pre-tax earnings	$652	$532
Adjusted pre-tax margin	14.4%	13.3%

	Direct Orders Opened***		Direct Orders Closed***
Month	/ (% Purchased)		/ (% Purchased)
July 2013	177,000	(54%)	158,000	(46%)
August 2013	158,000	(57%)	139,000	(51%)
September 2013	139,000	(58%)	113,000	(54%)

Third Quarter 2013	474,000	(56%)	410,000	(50%)

	Direct Orders Opened***		Direct Orders Closed***
Month	/ (% Purchased)		/ (% Purchased)
July 2012	240,000	(34%)	155,000	(38%)
August 2012	248,000	(34%)	174,000	(36%)
September 2012	219,000	(33%)	151,000	(35%)

Third Quarter 2012	707,000	(33%)	480,000	(37%)

*** Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Third Quarter 2013	19,900	12,600	$120	$9,500
Third Quarter 2012	18,900	12,200	$96	$7,800

- The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.

Restaurant Group ($ in millions)

	Three Months Ended	Three Months Ended
	September 30, 2013	September 30, 2012
Operating revenue	$336	$298
Realized gains	$2	$50
Total revenue	$338	$348
Pre-tax earnings	$—	$43
Depreciation & amortization	$13	$11
Interest expense	$2	$1
EBITDA	$15	$55
Realized (gains)	$(2)	$(50)
Transaction and integration costs	$1	$5
Adjusted EBITDA	$14	$10
Adjusted EBITDA margin	4.2%	3.4%

	Nine Months Ended	Nine Months Ended (Partial)
	September 30, 2013	September 30, 2012 ****
Operating revenue	$1,037	$551
Realized gains	$—	$121
Total revenue	$1,037	$672
Pre-tax earnings	$5	$106
Depreciation & amortization	$40	$20
Interest expense	$6	$2
EBITDA	$51	$128
Realized (gains)	$—	$(121)
Transaction and integration costs	$5	$15
Adjusted EBITDA	$56	$22
Adjusted EBITDA margin	5.4%	4.0%

**** Includes period from May 11, 2012 to September 30, 2012

Remy ($ in millions)

	Three Months Ended	Three Months Ended (Partial)
	September 30, 2013	September 30, 2012 *****
Operating revenue	$266	$143
Interest and investment income	$1	$—
Realized gains (losses)	$(1)	$79
Total revenue	$266	$222
Pre-tax earnings	$4	$80
Depreciation & amortization	$20	$6
Interest expense	$6	$4
EBITDA	$30	$90
Realized losses (gains)	$1	$(79)
Stock compensation/other adjustments	$3	$10
Adjusted EBITDA	$34	$21
Adjusted EBITDA margin	12.7%	14.7%

	Nine Months Ended	Nine Months Ended (Partial)
	September 30, 2013	September 30, 2012 *****
Operating revenue	$834	$143
Interest and investment income	$1	$—
Realized gains (losses)	$(4)	$79
Total revenue	$831	$222
Pre-tax earnings	$7	$80
Depreciation & amortization	$58	$6
Interest expense	$16	$4
EBITDA	$81	$90
Realized losses (gains)	$4	$(79)
Stock compensation, executive severance and other adjustments	$16	$10
Adjusted EBITDA	$101	$21
Adjusted EBITDA margin	12.1%	14.7%

***** Consolidation of Remy results began August 15, 2012

“The expected transition from a refinance driven market to a purchase driven market accelerated in the third quarter,” said Chief Executive Officer George P. Scanlon. “Despite a 15% decrease in closed orders versus the third quarter of 2012, we still generated a 14.2% adjusted pre-tax margin in the title business, a decline of only 20 basis points from the prior year, as the combination of a 23% increase in the fee per file and nearly 1,650 staffing reductions since the middle of June offset the decline in order volume. In the third quarter, our residential purchase orders opened grew by 10% versus the third quarter of 2012 and closed purchase orders increased by 15% over the prior year, as the purchase market continued to improve despite modestly higher mortgage rates. Overall, purchase orders constituted 56% of open orders and 50% of closed orders during the third quarter. Our commercial title insurance business continues to perform extremely well, generating 25% revenue growth over a strong third quarter of 2012. As we enter the normally seasonally slower fourth quarter and first quarter of 2014, we will remain focused on operating the business efficiently in order to continue to maximize the earnings from our title insurance business.”

“We continue to work towards a late fourth quarter or possibly January 2014 closing for the LPS acquisition,” said Chairman William P. Foley, II. “Once closed, the addition of LPS will create a larger, broader, more diversified and recurring revenue base for FNF and we look forward to creating significant value for our shareholders through this strategic acquisition.”

Conference Call
FNF will host a call with investors and analysts to discuss third quarter 2013 results on Wednesday, October 23, 2013, beginning at 5:00 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 7:00 p.m. Eastern time on October 24, 2013, through October 30, 2013, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 305378.

About FNF
Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, mortgage services and diversified services. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title and Alamo Title - that collectively issue more title insurance policies than any other title company in the United States. FNF owns a 55% stake in American Blue Ribbon Holdings, LLC, a family and casual dining restaurant owner, operator and franchisor of the O’Charley’s, Ninety Nine Restaurant, Max & Erma’s, Village Inn, and Bakers Square concepts. FNF also owns an 87% stake in J. Alexander’s, LLC, an upscale dining restaurant owner and operator of the J. Alexander’s and Stoney River Legendary Steaks concepts. In addition, FNF also owns a 51% stake in Remy International, Inc., a leading designer, manufacturer, remanufacturer, marketer and distributor of aftermarket and original equipment electrical components for automobiles, light trucks, heavy-duty trucks and other vehicles. FNF also owns a minority interest in Ceridian Corporation, a leading provider of global human capital management and payment solutions. More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA) , adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA) and adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin).

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided above.

Important Information Will be Filed with the SEC
FNF has filed with the SEC a Registration Statement on Form S‑4 in connection with the previously announced transaction to purchase LPS that includes a prospectus of FNF and a preliminary Joint Proxy Statement of FNF and LPS. The Registration Statement has not yet become effective. Following the Registration Statement having been declared effective by the SEC, FNF and LPS plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about FNF, LPS, the transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY FNF OR LPS, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders are able to obtain free copies of the Registration Statement and the preliminary Joint Proxy Statement/Prospectus and other documents filed with the SEC by FNF and LPS through the web site maintained by the SEC at www.sec.gov or by phone, email or written request by contacting the investor relations department of FNF or LPS at the following:

FNF	LPS
601 Riverside Avenue	601 Riverside Avenue
Jacksonville, FL 32204	Jacksonville, FL 32204
Attention: Investor Relations	Attention: Investor Relations
904-854-8100	904-854-8640
dkmurphy@fnf.com	nancy.murphy@lpsvcs.com

FNF and LPS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the directors and executive officers of FNF is contained in FNF’s Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 12, 2013, which are filed with the SEC. Information regarding LPS’s directors and executive officers is contained in LPS’s Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 9, 2013, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. FNF undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the ability to consummate the previously announced transaction with LPS; the ability to obtain requisite regulatory and stockholder approval and the satisfaction of other conditions to the consummation of the proposed transaction with LPS; the ability of FNF to successfully integrate LPS’s operations and employees and realize anticipated synergies and cost savings; the potential impact of the announcement or consummation of the proposed LPS transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U.S. economy; FNF’s dependence on distributions from its title insurance underwriters as a main source of cash flow; significant competition that FNF faces; compliance with extensive government regulation; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF’s Form 10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In millions, except per share amounts, order information and fee per file)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Direct title premiums	$472	$436	$1,377	$1,215
Agency title premiums	630	569	1,779	1,501
Total title premiums	1,102	1,005	3,156	2,716
Escrow, title-related and other fees	437	428	1,361	1,228
Total title and escrow	1,539	1,433	4,517	3,944

Restaurant revenue	336	298	1,037	551
Remy revenue	266	143	834	143
Interest and investment income	29	36	99	109
Realized gains and losses	4	123	7	193
Total revenue	2,174	2,033	6,494	4,940

Personnel costs	540	470	1,605	1,322
Other operating expenses	329	331	1,020	932
Cost of restaurant revenue	292	258	889	473
Cost of Remy revenue (includes $19, $6, $55 and $6 of D&A, respectively)	223	125	704	125
Agent commissions	482	432	1,352	1,144
Depreciation and amortization	36	28	104	71
Title claim loss expense	77	69	221	200
Interest expense	27	19	71	50
Total expenses	2,006	1,732	5,966	4,317

Earnings from continuing operations before taxes and equity investments	168	301	528	623
Income tax expense	54	70	172	188
Earnings from continuing operations before equity investments	114	231	356	435
Earnings (loss) from equity investments	(14)	5	(20)	13
Earnings from continuing operations, net of tax	100	236	336	448
Earnings (loss) from discontinued operations, net of tax	—	(1)	(2)	11
Net earnings	100	235	334	459
Non-controlling interests	2	1	8	4
Net earnings attributable to common shareholders	$98	$234	$326	$455
Earnings per share:
Net earnings attributable to common shareholders - basic	$0.43	$1.06	$1.45	$2.07
Net earnings attributable to common shareholders - diluted	$0.43	$1.04	$1.42	$2.02

Weighted average shares - basic	226	221	225	220
Weighted average shares - diluted	230	226	230	225

Direct operations orders opened (000's)	474	707	1,789	2,025
Direct operations orders closed (000's)	410	480	1,401	1,349
Fee per file	$1,807	$1,467	$1,568	$1,456
Actual title claims paid	$103	$97	$303	$302

 FIDELITY NATIONAL FINANCIAL, INC.
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Three Months ended			Restaurant		Corporate
September 30, 2013	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$2,141	$1,507	$336	$266	$32

Interest and investment income	29	29	—	1	(1)
Realized gains and losses	4	3	2	(1)	—
Total revenue	2,174	1,539	338	266	31

Personnel costs	540	467	16	19	38
Other operating expenses	329	276	15	13	25
Cost of revenue	515	—	292	223	—
Agent commissions	482	482	—	—	—
Depreciation and amortization	36	16	13	1	6
Title claim loss expense	77	77	—	—	—
Interest expense	27	—	2	6	19
Total expenses	2,006	1,318	338	262	88

Pretax earnings (loss) from continuing operations	168	221	—	4	(57)

Pretax margin	7.7%	14.4%	—%	1.5%	—%
Adjusted pretax margin	7.6%	14.2%	—%	1.9%	—%

Open orders	474	474	—	—	—
Closed orders	410	410	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Three Months ended			Restaurant		Corporate
September 30, 2012	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$1,874	$1,418	$298	$143	$15

Interest and investment income	36	34	—	—	2
Realized gains and losses	123	—	50	79	(6)
Total revenue	2,033	1,452	348	222	11

Personnel costs	470	436	17	8	9
Other operating expenses	331	289	18	5	19
Cost of revenue	383	—	258	125	—
Agent commissions	432	432	—	—	—
Depreciation and amortization	28	17	11	—	—
Title claim loss expense	69	69	—	—	—
Interest expense	19	—	1	4	14
Total expenses	1,732	1,243	305	142	42

Pretax earnings (loss) from continuing operations	301	209	43	80	(31)

Pretax margin	14.8%	14.4%	12.4%	36.0%	—
Adjusted pretax margin	9.3%	14.4%	—	0.7%	—

Open orders	707	707	—	—	—
Closed orders	480	480	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Nine Months ended			Restaurant		Corporate
September 30, 2013	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$6,388	$4,422	$1,037	$834	$95

Interest and investment income	99	97	—	1	1
Realized gains and losses	7	10	—	(4)	1
Total revenue	6,494	4,529	1,037	831	97

Personnel costs	1,605	1,400	47	65	93
Other operating expenses	1,020	845	50	36	89
Cost of revenue	1,593	—	889	704	—
Agent commissions	1,352	1,352	—	—	—
Depreciation and amortization	104	49	40	3	12
Title claim loss expense	221	221	—	—	—
Interest expense	71	—	6	16	49
Total expenses	5,966	3,867	1,032	824	243

Pretax earnings (loss) from continuing operations	528	662	5	7	(146)

Pretax margin	8.1%	14.6%	0.5%	0.8%	—
Adjusted pretax margin	8.0%	14.4%	0.5%	1.3%	—

Open orders	1,789	1,789	—	—	—
Closed orders	1,401	1,401	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Nine Months ended			Restaurant		Corporate
September 30, 2012	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$4,638	$3,900	$551	$143	$44

Interest and investment income	109	104	—	—	5
Realized gains and losses	193	5	121	79	(12)
Total revenue	4,940	4,009	672	222	37

Personnel costs	1,322	1,263	25	8	26
Other operating expenses	932	827	46	5	54
Cost of revenue	598	—	473	125	—
Agent commissions	1,144	1,144	—	—	—
Depreciation and amortization	71	49	20	—	2
Title claim loss expense	200	200	—	—	—
Interest expense	50	—	2	4	44
Total expenses	4,317	3,483	566	142	126

Pretax earnings (loss) from continuing operations	623	526	106	80	(89)

Pretax margin	12.6%	13.1%	15.8%	36.0%	—
Adjusted pretax margin	9.1%	13.3%	—	0.7%	—

Open orders	2,025	2,025	—	—	—
Closed orders	1,349	1,349	—	—	—

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Quarterly Title Margins (millions except % data)
Total revenue	$1,539	$1,613	$1,385	$1,590	$1,452	$1,392	$1,175
Pre-tax earnings	221	272	171	251	209	191	129
Realized (gains)/losses	(3)	(7)	—	4	—	(1)	(4)
Claims recoupment impairment	—	—	—	—	—	11	—
Adjusted pre-tax title earnings	218	265	171	255	209	201	125
Adjusted pre-tax title margin	14.2%	16.5%	12.3%	16%	14.4%	14.5%	10.7%

Quarterly Open Orders ('000's except % data)
Total open orders*	474	672	643	677	707	667	651
Total open orders per day*	7.4	10.5	10.5	10.7	11.2	10.4	10.5
Purchase % of open orders	56%	42%	38%	32%	33%	38%	36%
Refinance % of open orders	44%	58%	62%	68%	67%	62%	64%

Quarterly Closed Orders ('000's except % data)
Total closed orders*	410	504	487	518	480	459	410
Total closed orders per day*	6.4	7.9	8.0	8.2	7.6	7.2	6.6
Purchase % of closed orders	50%	40%	31%	33%	37%	40%	34%
Refinance % of closed orders	50%	60%	69%	67%	63%	60%	66%
*Includes an immaterial number of non-purchase and non-refinance orders

Commercial ('000's)
Revenue	$120	$112	$88	$143	$96	$103	$83
Open Orders	19.9	20.3	18.7	18.3	18.9	20.3	19.8
Closed Orders	12.6	12.3	10.6	13.5	12.2	13.1	11.7

Fee Per File
Fee per file	$1,807	$1,562	$1,373	$1,565	$1,467	$1,497	$1,398
Residential and local commercial fee per file	$1,562	$1,373	$1,219	$1,323	$1,300	$1,310	$1,231
National commercial fee per file	$9,500	$9,100	$8,300	$10,600	$7,800	$7,900	$7,100

Staffing
Total field operations employees	10,600	12,000	12,000	11,600	11,300	11,000	10,600

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions, except per share amounts)

	September 30, 2013	December 31, 2012
	(Unaudited)
Cash and investment portfolio	$5,252	$5,186
Goodwill	1,894	1,909
Title plant	374	374
Total assets	10,077	9,903
Notes payable	1,348	1,344
Reserve for claim losses	1,695	1,748
Secured trust deposits	644	528
Total equity	4,940	4,749
Book value per share	$21.51	$20.78

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